UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 29, 2014

CAPITOL BANCORP LTD.

(Exact name of registrant as specified in its charter)

Michigan	001-31708	38-2761672
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 N. Washington Sq., Lansing, MI
(Address of principal executive offices)

48933
(Zip Code)

517-487-6555
 (Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03  Bankruptcy or Receivership.
As previously disclosed in its Current Report on Form 8-K, on August 9, 2012, Capitol Bancorp Ltd., a Michigan corporation ("Capitol" or the "Company"), together with Financial Commerce Corporation ("FCC", and together with Capitol, the "Debtors") filed voluntary petitions for relief to commence cases under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division (the "Bankruptcy Court") (Case Nos. 12-58409 and 12-58406), which cases are being jointly administered (the "Cases").

Following an uncontested confirmation hearing on January 21, 2014, on January 29, 2014, the Bankruptcy Court entered an order (the "Confirmation Order") confirming the Amended Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation, as modified to include certain immaterial modifications, which did not require resolicitation of voting on the Plan, as provided in the Confirmation Order (the "Plan").  The Debtors were able to resolve all objections to the Plan and, notwithstanding that only Capitol's Class 3 voted to accept the Plan, the Plan was confirmed through satisfaction of the "cram down" requirements of Bankruptcy Code § 1129(b).  The Plan has an Effective Date of February 3, 2014.

As of December 31, 2013, Capitol had 41,171,479 shares of common stock, no par value per share ("Common Stock") outstanding.

The following is a summary of the material features of the Plan as it was confirmed by the Bankruptcy Court.  This summary highlights only certain provisions of the Plan and does not purport to be complete.  Therefore, this summary is subject to, and qualified in its entirety by, the full text of the Plan.  Capitalized terms used in this report but not specifically defined herein have the meanings ascribed to such terms in the Plan.

Classification of Claims

The Plan places holders of all Claims and Equity Security Interests, except for Administrative Claims and Priority Tax Claims, in the classes listed below, for all purposes under the Plan, including voting.

Classified Claims and Equity Security Interests for Capitol

Class 1 – Senior Note Claims:  Class 1 consists of all Senior Note Claims, which are Impaired by the Plan.  Holders of Class 1 Senior Note Claims voted to reject the Plan.

Class 2 – Trust Preferred Securities Claims: Class 2 consists of all Trust Preferred Securities Claims, which are Impaired by the Plan.  Holders of Class 2 Trust Preferred Securities Claims voted to reject the Plan.

Class 3 – Other Priority Claims: Class 3 consists of all Claims entitled to priority under Section 507(a) of the Bankruptcy Code other than Priority Tax Claims and Administrative Claims.  The rights of each Priority Creditor are Impaired by the Plan.  Holders of Class 3 Other Priority Claims were the only voting Class that voted to accept the Plan.

Class 4 – General Unsecured Claims: Class 4 consists of all Claims that are not Administrative Claims, Senior Note Claims, Trust Preferred Securities Claims, Secured Claims, Impaired Claims, Other Priority Claims or Priority Tax Claims.  The rights of each Holder of an Allowed General Unsecured Claim are Impaired by the Plan.  Holders of Class 4 General Unsecured Claims voted to reject the Plan.

Class 5 – Company's Series A Preferred Stock: Class 5 consists of all of the Company's Series A Preferred Stock Equity Security Interests in Capitol.  The Company's Series A Preferred Stock Equity Security Interests are Impaired by the Plan.  Holders of Class 5 Company's Series A Preferred Stock Equity Security Interests were not solicited for voting purposes and were deemed to have rejected the Plan.

Class 6 – Company's Common Stock: Class 6 consists of all of the Company's Common Stock Equity Security Interests in Capitol.  The Company's Common Stock Equity Security Interests are Impaired by the Plan.  Holders of Class 6 Company's Common Stock Equity Security Interests were not solicited for voting purposes and were deemed to have rejected the Plan.

Class 7 – Intercompany Claims: Class 7 consists of Claims that would otherwise be General Unsecured Claims but for the fact that they are owed by Capitol to FCC.  Holders of Class 7 Intercompany Claims are Impaired by the Plan.  No ballots were cast by holders of Class 7 Intercompany Claims.
Classified Claims and Equity Security Interests for FCC

Class 1 – Intercompany Claims: Class 1 consists of all Intercompany Claims against FCC.  Class 1 Intercompany Claims against FCC are Impaired by the Plan.  No ballots were cast by Holders of Class 1 Intercompany Claims.

Class 2 – FCC's Equity Security Interests: Class 2 consists of the Equity Security Interests in FCC.  Class 2 Equity Security Interests in FCC are Impaired by the Plan.  No ballots were cast by Holders of Class 2 Equity Security Interests in FCC.

The Debtors are unable to estimate a recovery for any of the Classes of Claims and Equity Security Interests of Capitol or FCC.  The extent of such recovery, if any, will be dependent on the results of the Sale Process and/or Reorganization.  To the extent the Sale Process and/or Reorganization results in Proceeds or other value, which any Bank Regulators may, to the extent of their authority, have the power to restrict and permit the Debtors to distribute in furtherance of the Plan, such distribution(s), if any, shall be made upon completion of the Sale Process and liquidation of any remaining assets of the Debtors' Estates pursuant to the provisions of the Liquidating Trust (assuming no Reorganization) or forthwith upon the closing effecting the Reorganization, and in the following order of priorities: (i) pro rata to pay Administrative Creditors; (ii) pro rata to pay Priority Creditors; (iii) pro rata to pay General Unsecured Creditors, Allowed Senior Note Claims and Allowed Trust Preferred Securities Claims; provided, however, that Holders of Allowed Trust Preferred Securities Claims shall be deemed to have contributed any and all pro rata distributions to which they would otherwise be entitled to the payment of Allowed Senior Note Claims until such time, if any, as Holders of Allowed Senior Note Claims have been paid in full.  The Debtors do not expect any recovery in respect of Equity Security Interests, which will be canceled on the Effective Date.

Following are the categories of Unclassified Claims:

Administrative Claims Other Than Fee Claims: The rights of each Holder of an Allowed Administrative Claim are Unimpaired by the Plan.  Each Holder of an Allowed Administrative Claim shall receive Cash equal to the unpaid portion of its Allowed Administrative Claim on the date on which its Allowed Administrative Claim becomes payable under applicable law or any agreement relating thereto.  Persons asserting the right to payment of an unpaid Administrative Claim arising prior to Confirmation must file and serve on the Debtors and such other Persons who are designated by the Bankruptcy Rules, the Confirmation Order, or other Order of the Court an application for final allowance of such Administrative Claim no later than 45 days after the Effective Date.

Fee Claims: Professionals or other Persons asserting a Fee Claim for services rendered before the Confirmation Date must file and serve on the Debtors and such other Persons who are designated by the Bankruptcy Rules, the Confirmation Order, or other order of the Court, an application for final allowance of such Fee Claim no later than 45 days after the Effective Date.  Objections to any Fee Claim must be filed and served on the Debtors and the requesting party by 30 days after the filing of the applicable request for payment of the Fee Claim.

Priority Tax Claims:  The rights of each Priority Tax Creditor are Unimpaired by the Plan.  Each Priority Tax Creditor shall receive Cash equal to the unpaid portion of its Allowed Priority Tax Claim on the date on which its Allowed Priority Tax Claim becomes payable under applicable law or any agreement relating thereto.  There are also certain provisions regarding agreements between the Debtors and the Michigan Department of Treasury and the IRS relating to, among other things, the applicable interest rate on taxes, curing or waiving defaults, and limiting the scope of exculpation.

Implementation of the Plan

The Plan is a liquidating plan and includes the creation and operation of a Liquidating Trust.  The Liquidating Trust shall become effective on the Effective Date. On the Effective Date, the Debtors shall contribute the following assets to the Liquidating Trust: (i) the Debtors' or Estates' share of the proceeds of the sale of certain of the Debtors' subsidiary banks to Talmer Bancorp, Inc. ("Talmer"), which sale was approved previously by Bankruptcy Court order, (ii) all causes of action belonging to the Debtors, including causes of action against directors, officers and Insiders of the Debtors, (iii) that certain loan owned by either or both of the Debtors secured by real property in the Lansing, Michigan area and in the approximate amount of $446,008.04, which amount includes principal and accrued but unpaid interest, (iv) upon request of the Liquidation Trustee, copies of, or access by the Liquidation Trustee and his agents to, the Debtors' books, records, and files, and (v) all other assets of the Debtors, except (a) the Debtors' cash on hand in excess of the proceeds of the sale to Talmer (but only up to a maximum of $1,500,000, subject to the provisions of the next sentence), (b) furniture, fixtures and equipment, (c) the Debtors' indirect ownership interest in Summit Bank of Kansas City ("Summit Bank"), and (d) other assets of the Debtors reasonably required by the Debtors to operate during the period of the Wind Down Budget (January 21, 2014 - July 21, 2014) (e.g., software and other intellectual property, and the Debtors' books, records and files). Once the sum of the Debtors' cash on hand as of January 21, 2014 plus cumulative cash receipts during the period of the Wind Down Budget (not including

 Debtors' or Estates' share of the proceeds of the sale to Talmer, the proceeds of the sale of Summit Bank, the $160,000 funded by the Debtors pursuant to Article XIII.N of the Plan and any amounts received by the Debtors as pay agent or payor for any present or former non-debtor subsidiary banks) exceeds $1,500,000 (the "$1.5 Million Threshold"), the Debtors shall pay any amounts in excess of the $1.5 Million Threshold to the Liquidating Trust no later than the 15th day of each month following the month in which such proceeds are received, provided that the failure to do so will not impair any release or exculpation provision of the Plan or the Settlement Agreement dated as of December 31, 2013 by and among Capitol Bancorp Ltd. and Financial Commerce Corporation and the Official Committee of Unsecured Creditors of Capitol Bancorp Ltd., et al., provided, further, that in the event that the Debtors fail to timely turnover any amounts in excess of the $1.5 Million Threshold, the Liquidating Trustee may file an action for turnover of such funds and the Debtors will not oppose expedited consideration of such action. The proceeds of the sale of Debtors' indirect interest in Summit Bank shall be contributed to the Liquidating Trust within five (5) business days after the Debtors' receipt of such proceeds. The Debtors shall use commercially reasonable efforts to liquidate their indirect ownership interest in Summit Bank and shall file a motion pursuant to section 363 of the Bankruptcy Code for authorization to sell such interest in Summit Bank (and shall provide notice of such motion to the Liquidation Trustee and other parties that have requested notice in the Chapter 11 Cases). Except as set forth herein, assets (or proceeds thereof) not contributed to the Liquidating Trust on the Effective Date shall be contributed to the Liquidating Trust as soon as reasonably practicable after they are no longer necessary for the Wind Down or are liquidated by the Debtors. Except as provided in this paragraph, the Debtors shall not be required to contribute any cash or assets to the Trust. Notwithstanding anything to the contrary in the Liquidating Trust or the Plan, no cash or other assets (or proceeds of such other assets, including proceeds of causes of action) contributed to the Liquidating Trust at any time shall thereafter be available for or used to pay Administrative Claims, Fee Claims, Priority Tax Claims, post-Confirmation expenses of the Debtors, or claims of the Debtors' or Committee's Case Professionals for fees and expenses.

Although the Plan does have a Toggle Option, whereby prior to, or during, the Sale Process, the Debtors may convert from a liquidation to a Reorganization, provided that certain conditions specified in the Plan are satisfied, it is not contemplated that the Toggle Option will be implemented.  Moreover, the Liquidation Trustee has the right to veto the implementation of any Toggle Option that the Debtors may propose.

As of the Effective Date, all assets other than those included in the Bankruptcy Court-approved budget were transferred to the Liquidating Trust.

Effective upon the later to occur of (a) September 30, 2014 and (b) one Business Day after the closing of the sale of the Debtors' indirect ownership interest in Summit Bank of Kansas City, the Debtors shall be automatically dissolved pursuant to the Michigan Business Corporation Act and applicable nonbankruptcy law without the need for approval of any shareholders of the Debtors or further order of the Bankruptcy Court.  Upon the Effective Date, Cristin K. Reid, Corporate President of the Debtors, is authorized take all actions for and on behalf of the Debtors, relating to the Wind Down and dissolution of the Debtors, that may otherwise require approval of the shareholders of the Debtors.

Periodic Reporting
Capitol intends to file a Form 15 with the Securities and Exchange Commission to provide notice of the suspension of its reporting obligation under Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  Upon filing a Form 15, Capitol will immediately cease filing any further periodic reports under the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

Pursuant to the Plan, all issued and outstanding securities of Capitol will automatically be cancelled on the Effective Date and the holders of such securities will be entitled to distributions only to the extent provided for in the Plan in respect of such securities.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.
2.1                        Amended Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation, as confirmed.

2.2	Findings of Fact, Conclusions of Law and Order Granting Final Approval of Amended Disclosure Statement and Confirming Amended Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation, as entered on January 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL BANCORP LTD.

Date: February 4, 2014	By:	/s/ Cristin K. Reid
Cristin K. Reid
Corporate President

5